Note 7 - Vessels and Advances, Net (Tables)	6 Months Ended
Jun. 30, 2024
Notes Tables
Schedule Vessels and Advances, Net [Table Text Block]
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2024	$4,687,724	$(1,240,927)	$3,446,797
Depreciation	-	(80,320)	(80,320)
Vessel acquisitions, advances and other vessels’ costs	64,194	-	64,194
Vessel sales, transfers and other movements	(60,766)	8,295	(52,471)
Balance, June 30, 2024	$4,691,152	$(1,312,952)	$3,378,200